UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2013

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement.

Letter Agreements

On May 12, 2013, AsiaInfo-Linkage, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Parent is a wholly owned subsidiary of Skipper Holdings Limited (“HoldCo”), a corporation formed under the laws of the Cayman Islands.

In connection with the Merger, (i) the Company and HoldCo entered into a letter agreement with each of Steve Zhang, Jun (Michael) Wu and Guoxiang Liu, respectively, and (ii) AsiaInfo-Linkage Technologies (China), Inc., a subsidiary of the Company, and HoldCo entered into an employment contract amendment agreement with Yadong Jin (the letter agreements and the employment contract amendment agreement are collectively referred to as the “Letter Agreements”). Steve Zhang is our director, president and chief executive officer. Jun (Michael) Wu is our executive vice president and chief financial officer. Yadong Jin is our executive vice president, chief technology officer and general manager of marketing. Guoxiang Liu is our executive vice president.

The Letter Agreements provide that, among other things, the aforementioned officers’ employment with the Company will be extended until the fifth anniversary of the closing date as defined in the Merger Agreement.

The operating effect of the Letter Agreements is conditioned upon the occurrence of the closing as defined in the Merger Agreement and the respective officer’s continued employment by the Company through the closing date as defined in the Merger Agreement.

The foregoing descriptions of the Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the Letter Agreements, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Additional Information about the Merger

The Company will file a proxy statement with the SEC in connection with the Merger. In addition, certain participants in the Merger will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practicable. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China, telephone: +86-10-8216-6688.

The Company and certain of its directors, executive officers and other members of management and employees may, under the SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Such forward-looking statements involve inherent risks, uncertainties and assumptions. Further information regarding these and other risks is included in the Company’s filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Steve Zhang.

10.2	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Jun (Michael) Wu.

10.3	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Guoxiang Liu.

10.4	Employment Contract Amendment Agreement, dated as of May 12, 2013, by and among AsiaInfo-Linkage Technologies (China), Inc., HoldCo and Yadong Jin. (English Translation)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: May 21, 2013		/s/ DAVIN A. MACKENZIE
	Name:	Davin A. Mackenzie
	Title:	Independent Director

EXHIBIT INDEX

Exhibit	Description

10.1	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Steve Zhang.

10.2	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Jun (Michael) Wu.

10.3	Letter Agreement, dated as of May 12, 2013, by and among the Registrant, HoldCo and Guoxiang Liu.

10.4	Employment Contract Amendment Agreement, dated as of May 12, 2013, by and among AsiaInfo-Linkage Technologies (China), Inc., HoldCo and Yadong Jin. (English Translation)

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